Exhibit 99.1

Shareholders Meeting 2006

Optimal Wireless. Simplified.

Optimal Wireless. Simplified.

Safe Harbor Statement

This presentation will include “forward looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995. What we and the Act mean by forward looking statements are all statements we make other than those dealing specifically with historical matters. All forward looking statements are subject to risks and uncertainties that could cause the actual results to differ, possibly materially, from those projected in the forward looking statements. Some, but not all, of these risks and uncertainties are discussed from time to time in press releases and securities filings of the Company. We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

ISCO Confidential and Proprietary

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Agenda

Corporate Profile

Progress & Momentum

New Products & Key Innovations Sales: Strategy, Process & Team The Vision: Growth & Differentiation Q&A

ISCO Confidential and Proprietary

Optimal Wireless. Simplified.

ISCO Overview

We are a provider of custom RF solutions that condition and enhance the RF link for all wireless access technologies.

ISCO Products

RF2 Integrated Sub-systems ANF, dANF

RF Filters (Duplexers, Diplexers, Tx Filters) Ground Mounted Amps Tower Mounted Amps

ISCO Competencies

Wireless Systems Level Expertise State-of-Art Filters & Amplifiers Software based adaptive technologies

ISCO Approach

Customer Driven Fast & Flexible Seamless Integration

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ISCO Innovation & Company Milestones

ISCO Founded

First commercial base-station trial

1 Patent Pending (1995)

First High

Commercial Contracts

Patents Issued (1998)

ANF technology acquired from Lockheed-Martin (2000)

1 Patent Issued (2000) 2 Patents Issued (2001) 13 Patents Pending (00-01)

Introduced 18 new products (2005) Digital ANF Launch (4/06)

Our History

Condition & Enhance RF Technical Innovation

Our Future

More of the same PLUS Custom solutions In-band interference mgmt. Software Based & Adaptive

1989 , 1999

2001

2003

2005

2007

First ANF patent application 6 Patents Issued (1999) 5 Patents Pending (1999)

ANF Flex & RF2 Product Line Launch (2003)

(2002)

4 Patents Issued (2003) 2 Patents Pending (02-03)

RF2 introduction 5 Patents Issued (2004) 1 Patent Issued (2005) 1 Patent Pending (2005)

ISCO Confidential and Proprietary

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ISCO Corporate Profile

Current business: RF Cellular Aftermarket (Custom)

Product families: RF2, ANF, Filters, GMA, TMA

Employees: 35

Manufacturing: Multi-vendor outsourced

Founded: 1989

Stock: Amex (ticker: ISO)

Location: Chicago (Elk Grove), IL

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Management Team

Mr. John Thode—President and CEO

Motorola Executive for 25 years

P&L responsibility for Handset and Infrastructure Businesses

Dr. Amr Abdelmonem – CTO

Extensive filter design background with advanced technology focus Holds 9 design patents with additional patents pending

Mr. Frank Cesario – CFO

Over 6 years direct wireless telecom experience

7 plus years in multi-hundred million dollar manufacturing entities

Mr. Neal Campbell – EVP Next Gen and Strategy

Motorola Executive for 16 years

VP & GM for GSM Portfolio Planning and Marketing P&L responsibility for two early stage Motorola businesses

Mr. Steve Wetterling – EVP Sales

Extensive Sales/Sales Mgmt Experience (Redhat, BMC Software, Mercury-Interactive)

Technology, systems infrastructure mgmt., enterprise software

ISCO Confidential and Proprietary

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Agenda

Corporate Profile

Progress & Momentum

New Products & Key Innovations Sales: Strategy, Process & Team The Vision: Growth & Differentiation Q&A

ISCO Confidential and Proprietary

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Financial Momentum

Financial Update

Sales

FY’05

Booked = $8.3m Revenue = $10.3m

YTD ‘06

Booked = $ 5.1m

ISCO Orders and Revenue

$ in millions

Revenue

Orders $12 $9 $6 $3 $0 $3.2 $2.6 $10.3 $5.1

2003 2004 2005 2006 YTD

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Capitalization (subject to closing)

Q206 Capitalization $5m of Convertible debt, 5% compounded, 4 year note $.33 convert price, 12% premium (at $.29) No ratchet or warrants Best option (vs. discounted equity) to fund strategic projects

Use of Money

Ongoing ‘In-band Interference’ (AIM) Platform Development Today: Software-based, digital control and processing (dANF) Tomorrow: Fully software based digital platform

Why ?

To significantly broaden our addressable market

To significantly lower cost, enabling increased penetration The continuing execution of our Strategy to

Create a differentiated and defensible business model Enable ISCO to achieve significant growth

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Quality and Outsourced Manufacturing

Quality

Quality Policy

Delivering defect free products and services to our customers. Continual improvement in production cycle time

Quality Goals

100% compliance with customer requested ship dates.

Achieve a field return rate of less than 2%.

2005 Field Failure Rate (FFR) was less than 1%

Outsourced Manufacturing

Solutions Architect &

Designed to enable Multi-Vendor Outsourcing

Both Supply Chain and Manufacturing Eliminates SINGLE SOURCE risk

Partner Qualifications

Must be ISO 9001 Certified

Manufacturing Partners

Hytel (US), Allrizon (ASIA)

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Our International Partners

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Brand, Team, Culture

(Beyond Strategy, Products, Money)

Brand

New WEB Site Better Marketing Better PR More IR

Culture

Goal Focused Acting with Urgency Working Together Accelerating Change

Team

Seasoned Leadership Upgraded Sales Team Upgraded Eng. Team Ongoing Leverage

Agents, Partners, Outsourcing

ISCO Confidential and Proprietary

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Agenda

Corporate Profile

Progress & Momentum

New Products & Key Innovations Sales: Strategy, Process & Team The Vision: Growth & Differentiation Q&A

ISCO Confidential and Proprietary

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ISCO 2004 Portfolio of Solutions

ANF ( CDMA 850)

ANF ON Wheels

RF2 Receive Trays

RF2 filter/LNAs

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ISCO Expanded RF2 Family

Trays

Multicouplers

Diplexers

Transmit Filters

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New Technologies & Key Innovations

New platforms

Ceramic duplexer

Major opportunity using ceramic technology with components from Japan and manufacturing in China.

TMA/GMA

Tower mounted amplifiers and Ground mounted amplifiers for US and Latin America. Manufacturing in China.

All digital ANF

Next generation ANF and TSF with both digital scanning and digital notching.

ISCO Confidential and Proprietary

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ISCO 2006 New Products

Tower Mounted Amplifiers

PCS

Duplexers

Ground Mounted Amplifiers

Modules

ISCO Confidential and Proprietary

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ISCO 2006 New Solutions

(Work-in-Progress) dANF 1900 – CDMA/UMTS

Tunable Site Filter dANF 850 – CDMA/UMTS

Ceramic filters

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20

dANF platform

Configuration Keypad and Display



Status & Activity LED for each RF Module

Technology
- Fast Digital Scan (330 usec/Mhz)
- Analog Filter
- 6 Paths (3 sector main & diversity)

Configuration
- Local with PC Connection
- Remote via on-board ucLinux web server. Configurable from any compliant browser

Storage USB & Ethernet
- External Mass Storage via USB
- Network Storage via on-board DHCP
- On-board RAM

Notch
- -40 dB Rejection
- Adjustable Notch 20 kHz, 50 KHz BW



Power, USB, Ethernet and Alarms

IS

Optimal Wireless. Simplified. 21

Results – dANF

Adaptive Interference Removal


1. Example of 4 CDMA Carriers (F1-F4)
2. Random narrowband Interferer appears on F3
3. The interferer raises the noise floor requiring the BTS to request an increase in Mobile TX power of ~5dB
4. dANF notch is dynamically applied to narrowband interferer on F3.
~ 5 dB
-70
-80
-90
-100
-110
Channel Power, dBm per 30.0 kHz
F1
F2
F3
F4
300
400
500
600
Channel Number

ISCO Confidential and Proprietary

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Agenda

Corporate Profile

Progress & Momentum

New Products & Key Innovations Sales: Strategy, Process & Team The Vision: Growth & Differentiation Q&A

ISCO Confidential and Proprietary

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The Opportunity

Early Observations

New EVP of Sales

On-board 60 days

Significant Upside

Adaptive Interference Management suite Expanded RF-Optimization product portfolio

General Market Feedback

Recognize ISCO’s high-performance RF solution prowess Responding positively to product differentiation

Expanded Carrier Penetration

Feedback positive

Related revenue trending up

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Strategy

Sales Execution

Skillset Assessment / Development Enhanced sales-tool arsenal

Funnel Growth

Larger Opportunity Base

More Predictable Deal Management through Funnel process

Increased Visibility / Revenue Yield

Thorough Forecasting / Activity Tracking Methodologies Weekly Group and One-on-One Accountability

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Process

Enhanced Sales Coverage Model

Discreet Regional Assignments

Dedicated Corporate Business Development resources

Extended Sales Leverage

Leveraged sales agent model -— International Markets Strategic Direct Sales hires -— Domestic

Rigorous Forecasting Process

Targeted deal identification / closure methodology Opportunity synergy tracking

Targeted Product Offerings

Right Product, Right Carrier, Right Time Quick-start Programs

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Looking Forward

Refinement

Sales Methodologies Refinement Skillset / Personnel Development

Strategic Inflection

Adaptive Interference Management (AIM) platform

Business & Financials

International revenue realization

Continued “Up-and-to-the-Right” trend $$

ISCO Confidential and Proprietary

Optimal Wireless. Simplified.

Agenda

Corporate Profile

Progress & Momentum

New Products & Key Innovations Sales: Strategy, Process & Team The Vision: Growth & Differentiation Q&A

ISCO Confidential and Proprietary

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ISCO’s Blueprint for the Future

2006 Initiatives

Digital ANF Introduction –Phase 1 Expanded Portfolio of Products Strategic Growth in “core competencies” Key Customer Trials in Future Technologies

ISCO Strategy

Business Process

Software Defined Adaptive Interference Management

Technology Architecture

2-3 Year Goals

Industry Leader in Adaptive Interference Management Multiple $100Ms revenue Key Carrier Partner OEM Enabling-Technology Provider

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The industry continues to consolidate . . .

June 2006 RF Conditioning Equipment

ISCO

SCON

RFS/Celwave

Others

Powerwave

ADC/Andrew

Source: World Information Technologies “ Wireless Infrastructure Equipment Markets 2001-2006

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The industry continues to navigate . . .

OEM’s have made selective acquisitions of specialty wireless companies in strategic markets

Motorola / Mesh Networks Qualcomm / Flarion,

Systems providers continue to make “value-driven” acquisitions of companies that will allow them to reduce cost & fill portfolio

Andrew, Powerwave, ADC

Small players are being marginalized as the wireless food chain seeks to reduce vendors and cost

Remec

For some, critical mass through acquisition and others have sought “big brothers” by choice

Symmetricom, Vallent

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But, where is the spend?

Billions of Dollars

70 60 50 40 30 20 10 0 $64.5 B

WCDMA

CDMA

GSM

Global Spending on Cellular Infrastructure by Technology (2006)

X

Cabinets, Huts & Shelters 2%

Power Equipment 5%

Antennae & Coax 6%

Network Equipment 39%

Base Station Equipment 45%

Towers 3%

Global Breakdown by Equipment Type (2006)

=

35 30 25 20 15 10 5 0 $29.0 B

WCDMA

CDMA

GSM

Global Spending on Cellular Base Station Equipment

Source : CSFB, CIBC, L.E.K. Analysis, World Information Technologies

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It’s a good market, but we need the “next step”

35 30 25 20 15 10 5 0 $29.0 B

Global Spending on Cellular Base Station Equipment

X

Mechanical 8%

Channel Cards 12%

Filters & Duplexers 15% Fans, Cables Backplanes 20%

XCVR 20%

Power Amps 25%

Breakdown of Typical BTS

Cost Structure

=$ 2.6 B*

Let’s assume 1-in-5 OEM BTS’s are later equipped with aftermarket RF Conditioning Products (Aggressive Assumption)

Then…….

2006 AFTERMARKET

TAM is . . .$2.6B x 1/5 =

$520 MM

* Note: 60% Margin Ratio for OEM Revenue vs. OEM cost

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Key Elements for ISCO Success

Diversify customer base and product offering Spread SG&A costs over larger “critical mass” of business Continue to reinvest in new customer-driven solutions Defensible Portfolio from Time-to-Market, IP and Know-How Provide a differentiated solution that will command above average margins – possibly the most important

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Our Vision –

Adaptive Interference Management

Opportunity

HW DIF

1st Product—dANF DSP Based Standalone Product Category Primary Channel

Carrier/Operator

Creates Foundation for future technology

SW DIF

SW- based stack for imbedded applications Fundamentally cost-reduced dANF

Channel—OEM

Handsets Infrastructure

Adaptive Interference Management

Family of DIF enabled Products for wireless Industry

ADM – TSF—DAS

Channel

WiMaxx DVB-H Others

Software Licensing

Upgrade Annuities

Phase	1 Phase 2 Phase 3

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Competitively – Where does AIM fit

ISCO is THE only company working on inter-system interference ISCO is THE only company focused on the Operator/Legacy ($$) Channel All other competitors in AIM-like technologies are start-ups

No existing commercial products, no customer relationships

Exclusively focused on OEM Channel, Long Time-to-Revenue, Risky

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The next step: AIM = Growth

GROWTH

SW=10% Of Revenue

SW=30% Of Revenue

2006 2007 2008 2009 2010

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The Growth Strategy – Business, Markets, Products

Grow the current business top/bottom line

RF2 sales & margins

>50% US EVDO build out remains

Intl. expansion (Mexico, Brazil and China) partnerships

Significantly reduce ANF cost

Improve margins, opportunistically pursue volumes

Ongoing focus on financials

Pursue Significant ‘Niches’ In 2006

Areas of significant opportunity

PCS expansion iDEN Component Technology Solutions UMTS/GSM Technology Solutions

Opportunity based R&D Investment Multi-million $$$ markets

“Growth Engine” Products Lines In 2007

AIM (Adaptive Interference Management)

Develop highly differentiated products

Multi-hundred million dollar markets

ISCO Confidential and Proprietary

Optimal Wireless. Simplified.

Agenda

Corporate Profile

Progress & Momentum

New Products & Key Innovations Sales: Strategy, Process & Team The Vision: Growth & Differentiation Q&A

ISCO Confidential and Proprietary

Shareholders Meeting 2006

Optimal Wireless. Simplified.